                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      Form 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  October 29, 1998
                                  ----------------
                 Date of Report (date of earliest event reported)

Commission File Number  0-22472
                        -------

                              ADAPTIVE SOLUTIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)

          Oregon                                            93-0981962
--------------------------------------------------------------------------------
 (State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                         Identification No.)

1400 N.W. COMPTON DRIVE, SUITE 340, BEAVERTON, OR           97006
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

                                   (503) 690-1236
--------------------------------------------------------------------------------
(Registrant's telephone number, including area code)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On October 29, 1998, Adaptive Solutions, Inc., an Oregon corporation (the "Registrant"), announced that it has filed a Chapter 7 bankruptcy petition with the United States Bankruptcy Court for the District of Oregon and will cease operations.

     EXHIBITS

          28.1 Press Release dated October 29, 1998, relating to the Event.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 29, 1998           ADAPTIVE SOLUTIONS, INC.


                              By: /s/ Richard L. Boonstra
                                  -----------------------
                                  Richard L. Boonstra
                                  Controller
                                  (Principal Financial and Accounting Officer)

                              ADAPTIVE SOLUTIONS, INC.

                                   EXHIBIT INDEX

                                                                   Sequentially
                                                                     Numbered
Document                                                               Page
--------                                                           ------------

28.1   Press Release dated October 29, 1998, relating to the Event     6

-------


4